Equitable Financial Life Insurance Company

Supplement dated August 11, 2021 to the current prospectuses, initial summary prospectuses and updating summary prospectuses:

•	Investment Edge®
•	Investment Edge® 21.0
•	Investment Edge® 15.0

This Supplement updates certain information in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for the above-referenced variable annuity contracts and any supplements to the prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remain unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request. Please contact the customer service group referenced your Prospectus.

The Portfolios discussed below may not be available in all contracts. Please refer to your Prospectuses for the current variable investment options and corresponding underlying Portfolios available to you.

The purpose of this Supplement is to provide you with information regarding certain Portfolio substitutions. As is applicable to your contract, please note the following:

(1) Substitution of Underlying Portfolio Shares

On or about October 15, 2021, pursuant to the terms of your variable annuity contract and consistent with the terms and conditions of the U.S. Securities and Exchange Commission’s statement on insurance product fund substitutions, shares of the Replacement Portfolios listed in the table below will be substituted for shares of the corresponding Removed Portfolios listed opposite their names at relative net asset value. Each of the Removed Portfolios currently serves as an underlying Portfolio for a variable investment option. At the time of the substitution, each impacted variable investment option will change its name to correspond to the Replacement Portfolio name. We will automatically direct any contributions, allocation elections, rebalancing or other transaction made using the old variable investment option name to the applicable new variable investment option name. You may continue to transfer your account value among the investment options prior to the substitution, as usual, including choosing to transfer your account value in an impacted variable investment option to other investment options under your contract. You will not bear any of the expenses related to the substitutions, and the substitution will have no tax consequences for you. Please contact the customer service center referenced in your Prospectus for more information about your variable investment options and for information on how to transfer your account value.

The Removed Portfolios (current underlying Portfolios) and corresponding Replacement Portfolios (new underlying Portfolios) are:

Removed Portfolio	Replacement Portfolio
LVIP Delaware Diversified Income Fund	Janus Henderson Flexible Bond Portfolio
LVIP Delaware Limited-Term Diversified Income Fund	EQ/AB Short Duration Government Bond Portfolio

Distributed by affiliate Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN)

and for certain contracts co-distributed by affiliate Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104

Copyright 2021 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

212-554-1234

New biz/Inforce	Catalog No.162744
IM-44-21 (8.21)
SAR

Certain Removed Portfolios (and therefore the corresponding Replacement Portfolios) may not be available under your contract. See your Prospectus for more information.

(2) Appendix: Portfolio Companies available under the contract

Effective on or about October 15, 2021, pursuant to the terms of your variable annuity contract and consistent with the terms and conditions of the U.S. Securities and Exchange Commission’s statement on insurance product fund substitutions, the following information for each Removed Portfolio that is applicable to your contract is hereby removed under “Appendix: Portfolio Companies available under the contract – Unaffiliated Portfolio Companies” in the Prospectus, relating to the Removed Portfolios.

		Current Expenses		Average Annual Total Returns (as of 12/31/2020)
TYPE	PortfolioCompany – Investment Adviser; Sub Adviser(s), as applicable			1 year	5 year	10 year
Fixed Income	LVIP Delaware Diversified Income Fund – Lincoln Investment Advisors Corporation; Delaware Investment Fund Advisers	0.84	%^	10.69%	5.22%	4.10%
Fixed Income	LVIP Delaware Limited-Term Diversified Income Fund – Lincoln Investment Advisors Corporation; Delaware Investment Fund Advisers	0.83	%^	4.12%	2.51%	1.83%

Certain Removed Portfolios (and therefore the corresponding Replacement Portfolios) may not be available under your contract. See your Prospectus for more information.

2